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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 3, 2003


                        Selective Insurance Group, Inc.
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             (Exact name of registrant as specified in its charter)


       New Jersey                      0-8641                    22-2168890
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


40 Wantage Avenue, Branchville, New Jersey                     07890
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code      (973)948-3000
                                                   -----------------------------

                                     n/a
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         (Former name or former address, if changed since last report.)



Item 7.  Exhibits

         (c) 99.1 Press Release of Selective Insurance Group, Inc. dated April 3, 2003.


Item 9. Regulation FD Disclosure (Information required by Item 12 is being provided under this Item 9 pursuant to SEC interim filing guidance dated March 27, 2003.)

         On April 3, 2003, Selective Insurance Group, Inc. (the "Company") issued a press release announcing the impact of weather-related catastrophe and other large property losses on first quarter 2003 results. The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under
Item 12 to this Report on Form 8-K.


                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SELECTIVE INSURANCE GROUP, INC.
                                          (Registrant)


                                          By: /s/Michele N. Schumacher
                                             ------------------------------
Date:  April 7, 2003                      Name:   Michele N. Schumacher, Esq.
                                          Title:  Vice President, Corporate
                                                  Counsel & Corporate
                                                  Governance Officer
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                                EXHIBIT INDEX


Exhibit No.             Description
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99.1                    Press Release dated April 3, 2003.